SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 1999


SSB Vehicle Securities, Inc. BMW Vehicle Owner Trust 1999-A (formed pursuant to the Trust Agreement between Wilmington Trust company, as owner Trustee, and SSB Vehicle Securities, Inc.)

                           SSB Vehicle Securities Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-63005-01                  N/A
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o The Chase Manhattan Bank, as Indenture Trustee
450 West 33rd Street
New York, New York                                             10001
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's BMW Vehicle Owner Trust 1999-A (the "Trust"). On September 29, 1999 SSB Vehicle Securities, Inc. entered into a sale and servicing agreement dated as of September 1, 1999 between SSB Vehicle Securities, Inc., as depositor, BMW Vehicle Owner Trust 1999-A, as issuer, BMW Financial Services NA, Inc., as a seller and servicer, BMW FS Funding Corporation, as a seller, and The Chase Manhattan Bank as indenture trustee. On December 27, 1999, BMW Financial Services NA, Inc. (seller and servicer) distributed the Monthly Securityholders' Statement for the December 27, 1999, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the December 27, 1999, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    December 31, 1999          By:  /s/ Ted Yarbrough
                                        Ted Yarbrough
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the December 27, 1999, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on December 27, 1999

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 11/30/1999
Distribution Date:  12/27/1999

---------------------------------------------------------------------------------------------------------------------------------
Balances
---------------------------------------------------------------------------------------------------------------------------------
                                                                    Initial     Period End
    Initial Receivables                                      $1,000,392,272   $902,284,105
    Pre-Funding Account                                        $112,777,957   $112,777,957
    Capitalized Interest Account                                 $2,509,221     $1,448,934
    Reserve Account                                             $37,514,710    $41,478,949
    Certificate Interest Reserve Account                         $1,153,970     $1,153,970
    Yield Supplement Overcollateralization                      $18,170,230    $18,170,230
    Class A-1 Notes                                            $190,000,000    $91,891,833
    Class A-2 Notes                                            $400,000,000   $400,000,000
    Class A-3 Notes                                            $300,000,000   $300,000,000
    Class A-4 Notes                                            $171,600,000   $171,600,000
    Class B Certificates                                        $33,400,000    $33,400,000


   Current Collection Period
   ------------------------------------------------------------------------------------------------------------
   Beginning Receivables Outstanding                           $935,008,733
   Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                       $19,904,554
          Receipts of Pre-Paid Principal                        $12,769,551
          Principal Balance Allocable to Liquidated Receivables     $50,523
          Principal Balance Allocable to Purchased Receivables           $0
          Deposit from Pre-Funding Account                               $0
       Total Receipts of Principal                              $32,724,628

       Interest Distribution Amount
         Receipts of Interest                                    $6,329,540
         Servicer Advances                                         $622,692
         Interest Allocable to Liquidated Receivables                    $0
         Accrued Interest on Purchased Receivables                       $0
         Recoveries                                                 $20,098
         Net Investment Earnings                                   $657,313
      Total Receipts of Interest                                 $7,629,642

       Release from Yield Supplement Overcollateralization               $0
       Release from Capitalized Interest Account                   $362,233
       Release from Reserve Account                                      $0
       Release from Certificate Interest Reserve Account                 $0

    Total Distribution Amount                                   $40,665,981

    Ending Receivables Outstanding                             $902,284,105

   Servicer Advance Amounts
   ------------------------------------------------------------------------------------------------------------
    Beginning Period Unreimbursed Previous Servicer Advances     $1,036,242
    Current Period Servicer Advances                               $622,692
    Current Reimbursement of Previous Servicer Advances                  $0
    Ending Period Unreimbursed Previous Servicer Advances        $1,658,934

   Collection Account
   ------------------------------------------------------------------------------------------------------------
    Deposits to Collection Account                              $40,665,981
    Withdrawals from Collection Account
       Servicing Fees                                              $779,174
       Noteholder Interest Distribution                          $5,196,274
       Noteholder Principal Distribution                        $32,724,628
       Certificateholder Interest Distribution                     $192,328
       Certificateholder Principal Distribution                          $0
       Reserve Account Deposit                                   $1,773,576
       Certificate Interest Reserve Deposit                              $0
       Unpaid Trustee Fees                                               $0
    Total Distributions from Collection Account                 $40,665,981
    Excess Funds Released to Servicer                                    $0

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 6 of 8

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 11/30/1999
Distribution Date:  12/27/1999

   Note Distribution Account
   ------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                $37,920,902
      Amount Deposited from the Reserve Account                            $0
      Amount Paid to Noteholders                                  $37,920,902

   Certificate Distribution Account
   ---------------------------------------------------------------------------------------------------------------
      Amount Deposited from the Collection Account                   $192,328
      Amount Deposited from the Reserve Account                            $0
      Amount Deposited from the Certificate Interest Reserve Account       $0
      Amount Paid to Certificateholders                              $192,328

Distributions
---------------------------------------------------------------------------------------------------------------------------
    Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000   Factor
    Class A-1 Notes                                                    $32,724,628        $91,891,833     $172.23   48.36%
    Class A-2 Notes                                                             $0       $400,000,000       $0.00  100.00%
    Class A-3 Notes                                                             $0       $300,000,000       $0.00  100.00%
    Class A-4 Notes                                                             $0       $171,600,000       $0.00  100.00%
    Class B Certificates                                                        $0        $33,400,000       $0.00  100.00%

    Interest Distributable Amount                                  Current Payment         Per $1,000
    Class A-1 Notes                                                       $605,221              $3.19
    Class A-2 Notes                                                     $2,053,333              $5.13
    Class A-3 Notes                                                     $1,602,500              $5.34
    Class A-4 Notes                                                       $935,220              $5.45
    Class B Certificates                                                  $192,328              $5.76

Carryover Shortfalls
---------------------------------------------------------------------------------------------------------------------------
                                                            Prior Period Carryover    Current Payment           Per $1,000
    Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
    Certificate Interest Carryover Shortfall                                    $0                 $0          $0

   Receivables Data
   --------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period                   Ending Period
      Number of Contracts                                                    47,454             46,256
      Weighted Average Remaining Term                                          42.1               41.2
      Weighted Average Annual Percentage Rate                                 7.88%              7.87%
      Aggregate Principal Balance of Deferred Receivables                        $0                 $0
      Number of Deferred Contracts                                                0                  0

      Delinquencies Aging Profile End of Period                       Dollar Amount         Percentage
         Current                                                       $812,523,154             90.05%
         1-29 days                                                      $78,222,715              8.67%
         30-59 days                                                      $9,184,804              1.02%
         60-89 days                                                      $1,690,413              0.19%
         90 + days                                                         $663,019              0.07%
         Total                                                         $902,284,105            100.00%
         Delinquent Receivables +30 days past due                       $11,538,236              1.28%



             ----------------------------------------------------------------------------------------------------------
                                                                 Page 7 of 8

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 11/30/1999
Distribution Date:  12/27/1999

      Liquidated Receivables
         Beginning Period Liquidated Receivables                             $6,247
         Current Period Liquidated Receivables                              $50,523
         Cumulative Liquidated Receivables                                  $56,770

         Recoveries                                                         $20,098

      Realized Losses
         Beginning Period Realized Losses                                    $2,001
         Current Period Realized Losses                                     $30,425
         Cumulative Realized Losses                                         $32,426

      Repossessions                                                   Dollar Amount              Units
         Beginning Period Repossessed Receivables Balance                  $406,944                 16
         Ending Period Repossessed Receivables Balance                     $787,063                 31
         Principal Balance of 90+ Day Repossessed Vehicles                 $663,019                 21


   Yield Supplement Overcollateralization
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                  $16,888,112
      Beginning Period Amount                                           $18,170,229
      Ending Period Required Amount                                     $16,275,397
      Ending Period Amount                                              $18,170,230
      Next Distribution Date Required Amount                            $15,673,397

   Capitalized Interest Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                   $1,811,167
      Beginning Period Amount                                            $1,811,167
      Net Investment Earnings                                                $7,917
      Current Period Release for Deposit to Collection Account             $362,233
      Ending Period Required Amount                                      $1,448,934
      Ending Period Amount                                               $1,448,934

   Pre-Funding Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Amount                                          $112,777,957
      Net Investment Earnings                                              $501,147
      Release to Servicer for Additional Loans                                   $0
      Ending Period Amount                                             $112,777,957

   Reserve Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                  $46,750,437
      Beginning Period Amount                                           $39,705,372
      Net Investment Earnings                                              $143,991
      Current Period Deposit                                             $1,773,576
      Current Period Release for Deposit to Collection Account                   $0
      Ending Period Required Amount                                     $45,114,205
      Ending Period Amount                                              $41,478,949

   Certificate Interest Reserve Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                   $1,153,970
      Beginning Period Amount                                            $1,153,970
      Net Investment Earnings                                                $4,259
      Current Period Deposit                                                     $0
      Current Period Release for Deposit to Certificate Distribution Account     $0
      Ending Period Required Amount                                      $1,153,970
      Ending Period Amount                                               $1,153,970

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 8 of 8

